This Securities Purchase Agreement (this “Agreement”) is dated as of March 22, 2016 by and between MRI Interventions, Inc., a Delaware corporation (the “Company”), and Brainlab AG, a German corporation (the “Purchaser”).

RECITALS

A.          In March 2013, the Company issued an amended and restated secured note in the principal amount of $4,289,444 to the Purchaser (the “Old Note”). The Old Note matures in April 2016, and principal and accrued interest of approximately $740,000 under the Old Note is payable in a single installment upon maturity.

B.          The desires to induce the Purchaser to further amend and restate the Old Note.

C.          The Purchaser hereby agrees to amend and restate the Old Note, and to cancel $2,289,444.44 of the principal amount of the Old Note, provided that the Company agrees to:

(i) pay to the Purchaser all accrued and unpaid interest on the Old Note described above, in the amount of $739,323.46 (the “Interest Payment”);

(ii) enter into a patent and technology license agreement with the Purchaser for the development of software relating to the Company’s SmartFrame® device (the “License Agreement”); and

(iii) issue to the Purchaser 3,972,410 units (“Units”), consisting of: (a) one share of the Company’s common stock, par value $0.01 per share (the “Common Stock”); (b) a warrant to purchase 0.40 shares of Common Stock; and (c) a warrant to purchase 0.30 shares of Common Stock (the “Offering”).

C.          The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation S as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

D.         Contemporaneously with the closing of the transactions contemplated by this Agreement, the parties shall execute and deliver the following agreements:

(i) the amended and restated Old Note, substantially in the form attached hereto as Exhibit A (the “New Note”), which shall have the same terms as the Old Note, except that: (a) the principal amount of the New Note shall be $2,000,000; (b) the New Note shall bear interest at 5.5% per annum, compounded simply, paid in arrears quarterly; and (c) the maturity date of the New Note shall be December 31, 2018;

(ii) the License Agreement, substantially in the form attached hereto as Exhibit B; and

(iii) a Registration Rights Agreement, substantially in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Shares (defined below) and the Warrant Shares (as defined below) under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

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ARTICLE I
DEFINITIONS

1.1           Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“8-K Filing” has the meaning set forth in Section 4.5.

“Action” means any action, suit, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the knowledge of the Company, overtly threatened in writing against the Company, any Subsidiary or any of their respective properties or any officer, director or employee of the Company or any Subsidiary acting in his or her capacity as an officer, director or employee, before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” has the meaning set forth in the Preamble.

“A Warrant” has the meaning set forth in Section 2.1.

“BHCA” has the meaning set forth in Section 3.1(rr).

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“B Warrant” has the meaning set forth in Section 2.1.

“Closing” means the closing of the purchase and sale of the Units pursuant to this Agreement.

“Closing Date” means April 4, 2016 or such other date as the parties may agree provided all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof are satisfied or waived, as the case may be.

“Commission” has the meaning set forth in the Recitals.

“Common Stock” has the meaning set forth in the Recitals, and also includes any other class of securities into which the Common Stock may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or any Subsidiary which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, or such other legal counsel as may be engaged by the Company.

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“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Control” (including the terms “controlling,” “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Disclosure Materials” has the meaning set forth in Section 3.1(h).

“Effective Date” means the date on which the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

“Environmental Laws” has the meaning set forth in Section 3.1(dd).

“Evaluation Date” has the meaning set forth in Section 3.1(t).

“Evercore Transfer” means the transfer, as consideration for services rendered, by Purchaser to its financial advisor, Evercore, of the right to acquire up to 12% of the Warrant Shares issuable under each of the A Warrant and the B Warrant.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“FDA” has the meaning set forth in Section 3.1(pp).

“FDCA” has the meaning set forth in Section 3.1(pp).

“Federal Reserve” has the meaning set forth in Section 3.1(rr).

“GAAP” means U.S. generally accepted accounting principles, as applied by the Company.

“Indebtedness” means: (i) any liabilities for borrowed money in excess of USD $50,000 (which, for the avoidance of doubt, does not include trade accounts payable); (ii) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (iii) the present value of any lease payments in excess of USD $50,000 due under leases required to be capitalized in accordance with GAAP.

“Indemnified Person” has the meaning set forth in Section 4.10(b).

“Intellectual Property Rights” has the meaning set forth in Section 3.1(p).

“Interest Payment” has the meaning set forth in the Recitals.

“License Agreement” has the meaning set forth in the Recitals.

“Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restriction of any kind.

“Material Adverse Effect” means a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, except that any of the following, either alone or in combination, shall not be deemed a Material Adverse Effect: (i) effects caused by changes or circumstances affecting general market or other conditions in the U.S. economy or which are generally applicable to the industry in which the Company operates, provided

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that such effects are not borne to a materially disproportionate degree by the Company compared to other companies operating in the same industry as the Company; (ii) effects resulting from or relating to the announcement or disclosure of the sale of the Securities or other transactions contemplated by this Agreement or the Offering; or (iii) effects caused by any event, occurrence or condition resulting from or relating to the taking of any action in accordance with this Agreement.

“Material Contract” means any contract of the Company that has been filed or was required to have been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

“Material Permits” has the meaning set forth in Section 3.1(n).

“Money Laundering Laws” has the meaning set forth in Section 3.1(ss).

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“OFAC” has the meaning set forth in Section 3.1(kk).

“Offering” has the meaning set forth in the Recitals.

“Old Note” has the meaning set forth in the Recitals.

“New Note” has the meaning set forth in the Recitals.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Product” has the meaning set forth in Section 3.1(pp).

“Press Release” has the meaning set forth in Section 4.5.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and/or quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the OTCQB tiered marketplace organized by OTC Markets Group Inc.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or overtly threatened in writing.

“Purchase Price” means USD $0.3246 per Unit.

“Purchaser” has the meaning set forth in the Preamble.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

“Purchaser Party” has the meaning set forth in Section 4.10(a).

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchaser of the Registrable Securities (as defined in the Registration Rights Agreement).

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“Regulation S” has the meaning set forth in the Recitals.

“Required Approvals” has the meaning set forth in Section 3.1(e).

“Required Delivery Date” has the meaning set forth in Section 4.1(c).

“Restricted Period” has the meaning set forth in Section 3.2(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Securities” means, collectively, the Units, the Shares, the A Warrants, the B Warrants and the Warrant Shares underlying both the A Warrants and the B Warrants.

“Securities Act” has the meaning set forth in the Recitals.

“Shares” means the shares of Common Stock being acquired by the Purchaser pursuant to this Agreement.

“Short Sales” include, without limitation: (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis); and (ii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a), and shall, where applicable, include any subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means: (i) a day on which the Common Stock is listed or quoted on its Principal Trading Market; or (ii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over the counter market as reported in the OTC Pink (also known as “Pink Sheets”) by OTC Markets Group Inc. (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in clause (i) or (ii) above, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Stock Market (any market tier) or the OTCQX or OTCQB tiered marketplace organized by OTC Markets Group Inc., on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the A Warrants, the B Warrants, the Registration Rights Agreement, the New Note, the License Agreement, the Transfer Agent Instructions and any other documents or agreements explicitly contemplated hereunder.

“Transfer Agent” means Continental Stock Transfer & Trust Co., the current transfer agent of the Company, or any successor transfer agent for the Company.

“Unit” has the meaning set forth in the Recitals.

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“USD” means United States dollars.

“Warrants” means, as the context requires the warrants being acquired by the Purchaser pursuant to this Agreement, including both the A Warrant and the B Warrant.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II
PURCHASE AND SALE

2.1          Closing.

(a)         Issuance. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue to the Purchaser: (i) 3,972,410 shares of Common Stock; (ii) one Warrant to purchase 1,588,964 Warrant Shares (“A Warrant”); and (iii) one Warrant to purchase 1,191,723 Warrant Shares (“B Warrant”). The A Warrants shall have an exercise price equal to USD $0.4058 per Warrant Share. The B Warrants shall have an exercise price equal to USD $0.5275 per Warrant Share.

(b)         Closing. The Closing shall take place at the offices of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC on the Closing Date or at such other location or remotely by facsimile transmission or other electronic means as determined by the Company.

2.2          Closing Deliveries.

(a)         On the Closing Date, the Company shall issue, deliver or cause to be delivered to the Purchaser, the following (the “Company Deliverables”):

(i)         the issued and duly executed Shares and Warrants being issued to the Purchaser at the Closing pursuant to this Agreement;

(ii)       the Interest Payment, in USD and in immediately available funds, by wire transfer in accordance with the Purchaser’s written instructions;

(iii)       the New Note, duly executed by the Company;

(iv)       the License Agreement, duly executed by the Company;

(v)        the Registration Rights Agreement, duly executed by the Company; and

(vi)      a certificate of the Secretary of the Company, dated as of the Closing Date: (a) certifying the resolutions adopted by the Board of Directors approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities; and (b) certifying the current versions of the certificate of incorporation and bylaws of the Company.

(b)          At or prior to the Closing, the Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i)         the New Note, duly executed by the Purchaser;

(ii)        the License Agreement, duly executed by the Purchaser; and

(iii)       the Registration Rights Agreement, duly executed by the Purchaser.

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ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1          Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to the Purchaser:

(a)          Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3.1(a) hereto. Except as disclosed in Schedule 3.1(a) hereto, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary, if any, free and clear of any and all Liens, and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary, if any, are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)          Organization and Qualification. The Company and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate of incorporation, bylaws or other organizational or charter documents. The Company and each of its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a Material Adverse Effect, and no Proceeding has been instituted, is pending, or, to the knowledge of the Company, has been threatened in writing in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)          Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The Company’s execution and delivery of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares and the Warrants and the reservation for issuance and the subsequent issuance of the Warrant Shares upon exercise of the Warrants) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each of the Transaction Documents to which the Company is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)          No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Shares and Warrants and the reservation for issuance and issuance of the Warrant Shares) do not and will not: (i) conflict with or violate any provisions of the Company’s certificate of incorporation or bylaws or otherwise result in a

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violation of the organizational documents of the Company; (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract; or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws, assuming the correctness of the representations and warranties made by the Purchaser herein), or by which any property or asset of the Company is bound or affected, except in the case of clauses (ii) and (iii) such as would not, individually or in the aggregate, have a Material Adverse Effect.

(e)           Filings, Consents and Approvals. Neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the Principal Trading Market) or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including, without limitation, the issuance of the Shares and Warrants and the reservation for issuance and issuance of the Warrant Shares), other than: (i) the filing with the Commission of a Registration Statement in accordance with the requirements of the Registration Rights Agreement; (ii) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Securities and the listing of the Shares and Warrant Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby; (iii) the filings contemplated in Section 4.5 of this Agreement; and (iv) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

(f)            Issuance of the Securities. The Shares have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. The Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. The Warrant Shares issuable upon exercise of the Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents and the Warrants will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. Assuming the accuracy of the representations and warranties of the Purchaser in this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws. As of the Closing Date, the Company shall have reserved from its duly authorized capital stock the number of shares of Common Stock issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants). The Company shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the exercise of the Warrants, the number of shares of Common Stock issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants).

(g)          Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company as of December 31, 2015 (whether then convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set

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forth in Schedule 3.1(g) hereto. Except as set forth in Schedule 3.1(g), no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents that have not been effectively waived as of the Closing Date. Except as set forth in Schedule 3.1(g), the issuance and sale of the Units will not obligate the Company to issue shares of Common Stock or other securities to any Person and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities.

(h)          SEC Reports; Disclosure Materials. The Company has filed with the Commission all reports, schedules, forms, statements and other documents required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports” or the “Disclosure Materials,” as context requires), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective filing dates, or to the extent corrected or updated by a subsequent amendment or restatement, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the Material Contracts to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any of its Subsidiaries are subject has been filed (or incorporated by reference) as an exhibit to the SEC Reports.

(i)           Financial Statements. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected or updated by a subsequent amendment or restatement). Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.

(j)           Material Changes. Since December 31, 2014: (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; (ii) except as disclosed in the SEC Reports, the Company has not incurred any material liabilities (contingent or otherwise) other than: (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice; and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission; (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records; (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and; (v) except as disclosed in the SEC Reports, there has not been any material change or amendment to, or any waiver of any material right by the Company under, any Material Contract under which the Company or any of its Subsidiaries is bound or subject.

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(k)          Litigation. There is no Action which: (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the issuance of the Securities; or (ii) except as disclosed in the SEC Reports, would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or executive officer thereof, is or has within the past five years been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. To the knowledge of the Company, within the past five years there has not been, and there is not pending or contemplated, any investigation by the Commission involving the Company or any current director or executive officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(l)           Employment Matters. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which would have a Material Adverse Effect. None of the Company’s or any Subsidiary’s employees is a member of a union that relates to such employee’s relationship with the Company or Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement. The Company and each Subsidiary believes that its relationship with its employees is good. No current executive officer of the Company (as defined in Rule 501(f) under the Securities Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. To the knowledge of the Company, no current executive officer is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement with the Company, or any other contract or agreement or any restrictive covenant in favor of a third party, and to the knowledge of the Company, the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect.

(m)         Compliance. Neither the Company nor any of its Subsidiaries: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any Material Contract (whether or not such default or violation has been waived); (ii) is in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company, its Subsidiaries or their respective properties or assets; or (iii) is in violation of, or in receipt of written notice that it is in violation of, any statute, rule or regulation of any governmental authority or self-regulatory organization (including the Principal Trading Market) applicable to the Company, except in each case as would not, individually or in the aggregate, have a Material Adverse Effect.

(n)          Regulatory Permits. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its respective business as currently conducted and as described in the SEC Reports, except where the failure to possess such permits, individually or in the aggregate, has not and would not have a Material Adverse Effect (“Material Permits”). Neither the Company nor any of its Subsidiaries has received any notice of Proceedings relating to the revocation or material adverse modification of any such Material Permits.

(o)          Title to Assets. The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them, if any. The Company and its Subsidiaries have good and

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marketable title to all tangible personal property owned by them that is material to the business of the Company and its Subsidiaries, taken as whole, in each case free and clear of all Liens except as disclosed in Schedule 3.1(o) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company and its Subsidiaries.

(p)          Patents and Trademarks. To the knowledge of the Company, the Company and its Subsidiaries own, possess, license or have other rights to use, all patents, patent applications, trade and service marks, trade and service mark applications and registrations, trade names, trade secrets, inventions, copyrights, licenses, technology, know-how and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). There is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by any Person that the Company’s business as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of such Person. To the knowledge of the Company, there is no existing infringement by another Person of any of the Intellectual Property Rights that would have a Material Adverse Effect. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights, except where failure to do so would not, individually or in the aggregate, have a Material Adverse Effect.

(q)          Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary in the businesses and locations in which the Company and the Subsidiaries are engaged. Neither the Company nor any of its Subsidiaries has received any notice of cancellation of any such insurance, nor, to the knowledge of the Company, will it or any Subsidiary be unable to renew their respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

(r)           Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the executive officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

(s)           Internal Accounting Controls. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability; (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences.

(t)           Sarbanes-Oxley; Disclosure Controls. The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company has established disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in

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the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(u)           Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

(v)           Private Placement. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2 of this Agreement, to the knowledge of the Company, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser under the Transaction Documents. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Trading Market.

(w)          Investment Company. The Company is not, and immediately after receipt of payment for the Shares and Warrants, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

(x)           Registration Rights. Except in connection with the Offering, and except as set forth in the Registration Rights Agreement and Schedule 3.1(x) hereto, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(y)           Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the date hereof, received written notice from the Principal Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Principal Trading Market. The Company is in compliance with all listing and maintenance requirements of the Principal Trading Market on the date hereof.

(z)           Rights Agreements. The Company has not adopted any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(aa)         Disclosure. The Company confirms that it has not provided, and to the knowledge of the Company, none of its executive officers or directors nor any other Person acting on its or their behalf has provided, the Purchaser or its respective agents or counsel with any information that it

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believes constitutes material, non-public information: (i) except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the manner contemplated by Section 4.5 hereof; or (ii) unless the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser will rely on the foregoing representations in effecting transactions in securities of the Company.

(bb)        No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, neither the Company nor, to the knowledge of the Company, any Person acting on its behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Company security or solicited any offers to buy any Company security under circumstances that would: (i) eliminate the availability of the exemption from registration under Regulation S under the Securities Act in connection with the offer and sale by the Company of the Units as contemplated hereby; or (ii) cause the Offering to be integrated with prior offerings by the Company for purposes of any stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or quoted.

(cc)         Tax Matters. The Company and each of its Subsidiaries: (i) has prepared and filed (or has requested valid extensions for) all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject; and (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company, except in either case where the failure to prepare, file or pay would not have a Material Adverse Effect. There are no unpaid taxes in any material amount claimed to be due by the Company or any of its Subsidiaries by the taxing authority of any jurisdiction.

(dd)        Environmental Matters. To the knowledge of the Company, neither the Company nor any of its Subsidiaries: (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”); (ii) owns or operates any real property contaminated with any substance that is in violation of any Environmental Laws; (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws; or (iv) is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or would have, individually or in the aggregate, a Material Adverse Effect; and, to the knowledge of the Company, there is no pending investigation or investigation threatened in writing that could reasonably be expected to lead to such a claim.

(ee)         Neither the Company nor, to the knowledge of the Company, any Person acting on behalf of the Company has offered or sold any of the Units by any form of general solicitation or general advertising (within the meaning of the Securities Act).

(ff)          Purchaser Status. Upon Closing, and assuming the accuracy of the Purchasers’ representations and warranties under this Agreement, the Company has offered and sold the Securities only to “accredited investors” as such term is defined pursuant to the Securities Act and Rule 501 under the Securities Act, a sophisticated person as defined in Rule 506 under the Securities Act, a Non-U.S. Person as defined in Regulation S, and whom is deemed not to be a U.S. person under Rule 902(k)(2) of the Securities Act.

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(gg)        Unlawful Payments. To the knowledge of the Company, none of the Company, any of its Subsidiaries, nor any directors, executive officers, employees, agents or other Persons acting at the direction of or on behalf of the Company or any of its Subsidiaries, has, in the course of its actions for or on behalf of the Company: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to foreign or domestic political activity; (b) made any unlawful payments to any foreign or domestic governmental officials or employees or to any foreign or domestic political parties or campaigns from corporate funds; (c) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (d) made any other unlawful bribe, rebate, payoff, influence payment, kickback or other material unlawful payment to any foreign or domestic government official or employee.

(hh)        Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its SEC Reports and is not so disclosed and would have a Material Adverse Effect.

(ii)           Acknowledgment Regarding Purchaser’s Purchase of Securities. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser’s purchase of the Shares and Warrants. The Company represents to the Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(jj)           Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has: (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities; or (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities in violation of Regulation M under the Exchange Act.

(kk)         PFIC. Neither the Company nor any of its Subsidiaries is or intends to become a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(ll)           OFAC. Neither the Company nor any of its Subsidiaries is, and, to the knowledge of the Company, no director, executive officer, agent, employee, Affiliate or other Person acting for or on behalf of the Company or any of its Subsidiaries is, currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”). The Company will not knowingly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(mm)       No Additional Agreements. The Company does not have any agreement or understanding with the Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

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(nn)        Accountants. Cherry Bekaert LLP, who will express their opinion with respect to the audited financial statements and schedules to be included as a part of any Registration Statement prior to the filing of any such Registration Statement, are independent accountants as required by the Securities Act.

(oo)        Application of Takeover Protections. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not impose any restriction on the Purchaser, or create in any party (including any current stockholder of the Company) any rights, under any share acquisition, business combination, poison pill (including any distribution under a rights agreement), or other similar anti-takeover provisions under the Company’s charter documents or the laws of its state of incorporation.

(pp)        Solvency. Based on the financial condition of the Company as of the Closing Date, and except as described in the SEC Reports, immediately after giving effect to the transactions contemplated by this Agreement: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; and (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof. The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company, or for which the Company has commitments. The Company is not in default with respect to any Indebtedness.

(qq)        FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (the “FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (the “FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company (each such product, a “Product”), such Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under the FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the knowledge of the Company, threatened, Action against the Company, and the Company has not received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Product, (iii) imposes a clinical hold on any clinical investigation by the Company, (iv) enjoins production at any facility of the Company, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company, or (vi) otherwise alleges any violation of any such laws, rules or regulations by the Company, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to

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approving or clearing for marketing any product being developed or proposed to be developed by the Company.

(rr)          Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon the Purchaser’s reasonable request.

(ss)         Bank Holding Company Act. The Company is not subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). The Company does not own or control, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. The Company does not exercise a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(tt)          Money Laundering Laws. The operations of the Company are and have been conducted in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes of all jurisdictions where the Company conducts its business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending, or to the knowledge of the Company, threatened.

3.2          Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)          Authority. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Purchaser and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of the Purchaser. Each Transaction Document to which the Purchaser is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)          No Conflicts. The execution, delivery and performance by the Purchaser of this Agreement and the other Transaction Documents to which it is a party, and the consummation by the Purchaser of the transactions contemplated hereby and thereby, will not: (i) if applicable, result in a violation of the organizational documents of the Purchaser; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Purchaser, except in the case of

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clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder or any of the other Transaction Documents to which the Purchaser is a party.

(c)          Investment Intent. The Purchaser understands that the New Note and the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law, and the Purchaser is acquiring the New Note and the Units and, upon exercise of the Warrants, will acquire the Warrant Shares issuable upon exercise thereof, as principal for its own account and not with a view to, or for distributing or reselling such New Note or Securities or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Securities for any minimum period of time and reserves the right, subject to the provisions of this Agreement, the Warrant and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws and, provided further, however, that the parties acknowledge that the Purchaser may, in its sole discretion, effect the Evercore Transfer. The Purchaser is acquiring the New Note and Securities hereunder in the ordinary course of its business. Other than the potential Evercore Transfer, the Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the New Note or Securities (or any securities which are derivatives thereof) to or through any person or entity. The Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(d)          Purchaser Status. At the time the Purchaser was offered the Units, it was, and at the date hereof it is, and on each date on which it exercises any Warrant it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment. At the time the Purchaser was offered the Units, the Purchaser was also a Non-U.S. Person as defined in Regulation S, and whom is deemed not to be a U.S. person under Rule 902(k)(2) of the Securities Act. The Purchaser is not a “distributor” (as defined in Regulation S) or a “dealer” (as defined in the Securities Act).

(e)          Certain Restrictions. The Purchaser has been advised and acknowledges that: (i) the Securities have not been registered under the Securities Act, the securities laws of any state of the United States or the securities laws of any other country; (ii) in issuing the Securities to the Purchaser pursuant to the terms set forth herein, the Company is relying upon the “safe harbor” provided by Regulation S and/or on Section 4(a)(2) under the Securities Act; (iii) it is a condition to the availability of the Regulation S “safe harbor” that the Securities not be offered or sold in the United States or to a U.S. person until the expiration of a period of one year following the Closing Date; notwithstanding the foregoing, prior to the expiration of one year after the Closing Date (the “Restricted Period”), the Securities may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. person, the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. person.

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(f)           Compliance with Laws. The Purchaser is satisfied as to the full observance of the laws of such Purchaser’s jurisdiction in connection with the transactions contemplated herein, including: (i) the legal requirements within the Purchaser’s jurisdiction; (ii) foreign exchange restrictions; (iii) any governmental or other consents that may need to be obtained; and (iv) the income tax and other tax consequences, if any, that may be relevant to the exchange, holding, redemption, sale or transfer of such securities. The Purchaser’s entrance into this Agreement, the transactions contemplated herein and the Purchaser’s continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

(g)          Solicitation. The Purchaser is not purchasing the Securities as a result of any directed selling efforts, advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement. The Purchaser further represents and warrants that it is not acquiring the Securities for the account or benefit of any U.S. person, nor is the undersigned a U.S. person who is purchasing the Securities in a transaction with the present intention of dividing its participation in the Company with others, or reselling or otherwise participating, directly or indirectly, in a distribution of the Securities, and the undersigned shall not make any sale, transfer, or other disposition of the Securities in violation of the Securities Act or the general rules and regulations promulgated thereunder by the Commission.

(h)          Access to Information. The Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Offering and the merits and risks of investing in the Securities; (ii) access to information about the Company and its Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the Purchaser or its representatives shall modify, amend or affect the Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities. The Purchaser has received no representations or warranties from the Company, its employees, agents or attorneys in making this investment decision other than as set forth in this Agreement.

(i)           Certain Trading Activities. Other than consummating the transactions contemplated hereunder, the Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) since the time that the Purchaser was first contacted by the Company or any other Person regarding the specific investment contemplated hereby. Other than to other Persons party to this Agreement, the Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction, including the existence and terms of this transaction. Other than to other Persons party to this Agreement, the Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(j)           Brokers and Finders. Other than Purchaser’s obligations to its financial advisor, Evercore, as to which Purchaser shall be solely liable, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or the

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Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

(k)           Independent Investment Decision. The Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and the Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. The Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

(l)            Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

(m)          Transfer or Resale. The Purchaser understands that except as provided in the Registration Rights Agreement and Section 4.1(b) hereof: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless: (A) subsequently registered thereunder; or (B) other than in connection with the Evercore Transfer, the Purchaser shall have delivered to the Company (if requested by the Company) an opinion of counsel to the Purchaser, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(n)           No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the Offering.

(o)          Tax Matters. The Purchaser has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transaction contemplated by this Agreement. The Purchaser understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of the Offering and the transactions contemplated by this Agreement.

(p)          Disqualification Events. None of the Purchaser, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Purchaser participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Purchaser in any capacity at the time of sale (each, a “Purchaser Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule

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506(d)(1)(i) to (viii) under the Securities Act, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Purchaser has exercised reasonable care to determine whether any Purchaser Covered Person is subject to a Disqualification Event.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1          Transfer Restrictions.

(a)          Compliance with Laws. Notwithstanding any other provision of this Article IV, the Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Securities other than: (i) pursuant to an effective registration statement; (ii) to the Company; (iii) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the securities may be sold pursuant to such rule); (iv) the Evercore Transfer or (v) in connection with a bona fide pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of such transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights of the Purchaser under this Agreement and the Registration Rights Agreement with respect to such transferred Securities.

(b)          Legends. Certificates evidencing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under Section 4.1(c):

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED [THESE SECURITIES HAVE NOT BEEN REGISTERED] UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

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The Company acknowledges and agrees that the Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Securities in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge, but the Purchaser’s transferee shall promptly notify the Company of any such subsequent transfer or foreclosure. The Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between the Purchaser and its pledgee or secured party. At the Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder. The Purchaser acknowledges and agrees that, except as otherwise provided in Section 4.1(c), any Securities subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(a).

(c)          Removal of Legends. The legend set forth in Section 4.1(b) above shall be removed and the Company shall issue or caused to be issued a certificate without such legend or any other legend to the holder of the applicable Securities upon which it is stamped, if: (i) such Securities are registered for resale under the Securities Act (provided that, if the Purchaser is selling pursuant to the Registration Statement, the Purchaser agrees to only sell such Securities during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement); (ii) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company); (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that the Purchaser provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of counsel); (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Purchaser provides the Company with an opinion of counsel to the Purchaser, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act; or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the Commission). The Company shall cause its counsel to issue any legal opinion (including, without limitation, the opinion referred to in the Transfer Agent Instructions) to the Company’s transfer agent on each Effective Date and in connection with any sale or transfer pursuant to Rule 144 in compliance with this Section 4.1(c). Any fees (with respect to the Transfer Agent, Company Counsel or otherwise) associated with the removal of such legend shall be borne by the Company. Following the Effective Date, or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than three Trading Days following the delivery by the Purchaser: (i) to the Transfer Agent (with notice to the Company) of a legended certificate representing Shares or Warrant Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer); or (ii) to the Company of an Exercise Notice in the manner stated in the Warrants to effect the exercise of such Warrant in accordance with its terms, and any other documents required by Section 4.1(a), deliver or cause to be delivered to the Purchaser either: (A) provided that the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, credit the aggregate number of shares of Common Stock to which the Purchaser shall be entitled to the Purchaser’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system; or (B) if the Transfer Agent is not participating in the DTC Fast

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Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the Purchaser, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of the Purchaser or its designee (the date by which such credit is so required to be made to the balance account of the Purchaser’s or the Purchaser’s nominee with DTC or such certificate is required to be delivered to the Purchaser pursuant to the foregoing is referred to herein as the “Required Delivery Date”). The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1. Notwithstanding any of the foregoing to the contrary, certificates for Shares or Warrant Shares subject to legend removal hereunder shall, upon the Purchaser’s request, be transmitted by the Transfer Agent to the Purchaser by crediting the applicable balance account at the Depository Trust Company as directed by the Purchaser.

(d)          Acknowledgement. The Purchaser hereby acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or any interest therein without complying with the requirements of the Securities Act. While the Registration Statement remains effective, the Purchaser hereunder may sell the Shares and Warrant Shares in accordance with the plan of distribution contained in the Registration Statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available or unless the Securities are sold pursuant to Rule 144. The Purchaser agrees that if it is notified by the Company in writing at any time that the Registration Statement registering the resale of the Shares or the Warrant Shares is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, the Purchaser will refrain from selling such Shares and Warrant Shares until such time as the Purchaser is notified by the Company that such Registration Statement is effective or such prospectus is compliant with Section 10 of the Securities Act, unless the Purchaser is able to, and does, sell such Shares or Warrant Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act. Both the Company and its Transfer Agent, and their respective directors, officers, employees and agents, may rely on this Section 4.1(d) and the Purchaser will indemnify and hold harmless each of such persons from any breaches or violations of this Section 4.1(d).

4.2           Reservation of Common Stock. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance from and after the Closing Date, the number of shares of Common Stock issuable upon exercise of the Warrants issued at the Closing (without taking into account any limitations on exercise of the Warrants set forth in the Warrants).

4.3           Furnishing of Information. In order to enable the Purchaser to sell the Securities under Rule 144, until the earlier of: (i) one year from the Closing Date; or (ii) the occurrence of a Fundamental Transaction (as defined in the Warrant) pursuant to which the Company is no longer a reporting company under the Exchange Act, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Except as set forth in clause (ii) above, during such period, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for the Purchaser to sell the Securities under Rule 144.

4.4           No Integration. The Company shall not, and shall use its reasonable best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

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4.5           Securities Laws Disclosure; Publicity. The Company shall issue a press release disclosing the material terms of the transactions contemplated hereby (the “Press Release”) no later than 9:00 A.M., New York City time, on the Trading Day immediately following the date of this Agreement. In addition, the Company shall file a Current Report on Form 8-K (the “8-K Filing”) with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K this Agreement, the form of the A and B Warrants and the Registration Rights Agreement) on or before the fourth Business Day following the date hereof. From and after the issuance of the Press Release, the Purchaser shall be in possession of no material, non-public information received from the Company, any Subsidiary or any of their respective officers, directors, employees or agents, that is not disclosed in the Press Release unless the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information, which written agreement shall survive the execution of this Agreement and the Closing.

4.6           Confidentiality. The Purchaser covenants that, until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.5: (i) the Purchaser shall maintain the confidentiality of all disclosures made to it in connection with this transaction, including the existence and terms of this transaction and the information included in the Transaction Documents; and (ii) neither the Purchaser nor any Person acting on its behalf or pursuant to any understanding with it shall engage in any purchase or sale of securities of the Company (including Short Sales).

4.7           Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that the Purchaser is an “acquiring person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that the Purchaser could be deemed to trigger the provisions of any such plan or arrangement, in either case solely by virtue of receiving Securities under the Transaction Documents or under any other written agreement between the Company and the Purchaser.

4.8           Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, including this Agreement, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide the Purchaser or its agents or counsel with any information regarding the Company that the Company believes constitutes material non-public information without the express written consent of the Purchaser, unless prior thereto the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.9           Evercore Transfer. Upon written notice from Purchaser to the Company, following the date hereof, of the Purchaser’s decision, in its sole discretion, to effect the Evercore Transfer specifying the number of Warrant Shares from each of the A Warrant and the B Warrant to be transferred to Evercore, the Company shall cancel the A Warrant and the B Warrant and replace each of the A Warrant and the B Warrant with two separate new A Warrants and B Warrants, one issued to Evercore for the specified number of Warrant Shares being transferred and one to the Purchaser for the remaining number of Warrant Shares, in each case on the identical terms to the A Warrant and the B Warrant, provided that Evercore represents and warrants that it: (i) is an “accredited investor” as defined in Rule 501(a) under the Securities Act, a sophisticated person as defined in Rule 506 under the Securities Act, and/or a Non-U.S. Person as defined in Regulation S, deemed not to be a U.S. person under Rule 902(k)(2) of the Securities Act as well; and (ii) is not acquiring the securities transferred to it by the Purchaser for the account or benefit of any U.S. person, nor is the undersigned a U.S. person who is purchasing the Securities in a transaction with the present intention of dividing its participation in the Company with others, or reselling or otherwise participating, directly or indirectly, in a distribution of the securities; and (iii) will not make

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any sale, transfer, or other disposition of the securities in violation of the Securities Act or the general rules and regulations promulgated thereunder by the Commission. Purchaser represents and warrants that it has not engaged in any form of general solicitation or general advertising (within the meaning of the Securities Act) in connection with the Evercore Transfer. To the extent necessary in connection with the Evercore Transfer, the Company agrees to use commercially reasonable efforts to provide Evercore with information reasonably requested, provided such information is (x) not material, non-public information, as defined in Rule 10b5-1 of the Exchange Act and (y) necessary for Evercore to satisfy its obligations under applicable “know your customer” regulations.

4.10        Indemnification of Purchaser.

(a)           Subject to the provisions of this Section 4.10, the Company will indemnify and hold the Purchaser, the Purchaser’s directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”), harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to: (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents; or (b) any action instituted against the Purchaser in any capacity, or any other Purchaser Party, by any stockholder of the Company who is not an Affiliate of the Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of the Purchaser’s representations, warranties or covenants under any of the Transaction Documents or any agreements or understandings the Purchaser may have with any such stockholder or any violations by the Purchaser of any applicable laws or any conduct by the Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance).

(b)           Promptly after receipt by any Purchaser Party (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 4.10, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses relating to such action, proceeding or investigation; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not

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effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

4.11        Principal Trading Market Listing. If necessary, the Company shall prepare and file with the Principal Trading Market, in the time and manner required by such Principal Trading Market, an additional shares listing application covering all of the Shares and Warrant Shares and shall use its commercially reasonable efforts to take all steps necessary to cause all of the Shares and Warrant Shares to be approved for listing or quotation on the Principal Trading Market as promptly as possible thereafter.

ARTICLE V
CONDITIONS PRECEDENT TO CLOSING

5.1          Conditions Precedent to the Obligations of the Purchaser to Close. The obligation of the Purchaser to acquire Units at the Closing is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by the Purchaser:

(a)           Representations and Warranties. The representations and warranties made by the Company in Section 3.1 shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made, except for such representations and warranties that speak as of a specific date.

(b)           Performance. The Company shall have performed, satisfied and complied in all material respects with any and all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c)           No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)           No Suspensions of Trading in Common Stock. The Common Stock: (i) shall be designated for listing or quotation on the Principal Trading Market; and (ii) shall not have been suspended, as of the Closing Date, by the Commission or the Principal Trading Market from trading on the Principal Trading Market nor shall suspension by the Commission or the Principal Trading Market have been threatened, as of the Closing Date, either: (A) in writing by the Commission or the Principal Trading Market; or (B) by falling below any minimum listing maintenance requirements of the Principal Trading Market.

(e)           Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

5.2          Conditions Precedent to the Obligations of the Company to Close. The Company’s obligation to sell and issue the Units at the Closing to the Purchaser is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a)           Representations and Warranties. The representations and warranties made by the Purchaser in Section 3.2 hereof shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made, except for representations and warranties that speak as of a specific date.

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(b)          Performance. The Purchaser shall have performed, satisfied and complied in all material respects with any and all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

(c)          No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)          Purchaser Deliverables. The Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).

ARTICLE VI
MISCELLANEOUS

6.1          Fees and Expenses. The Company and the Purchaser shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Units to the Purchaser.

6.2          Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchaser will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3          Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section 6.3 prior to 5:00 P.M., New York City time, on a Trading Day; (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 6.3 on a day that is not a Trading Day or later than 5:00 P.M., New York City time, on any Trading Day; (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified; or (d) upon actual receipt by the party to whom such notice is required to be given, if such notice or communication is delivered via electronic mail or any other method not identified in the preceding clauses (a) – (c). The address for such notices and communications shall be as follows:

If to the Company:	MRI Interventions, Inc.
5 Musick
Irvine, CA 92618
Telephone No.: (949) 900-6833
Facsimile No.: (949) 900-6834
Attention: Harold A. Hurwitz, Chief Financial Officer

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With a copy to:	Baker, Donelson, Bearman, Caldwell & Berkowitz, PC
165 Madison Avenue, Suite 2000
Memphis, TN 38103
Telephone No.: (901) 526-2000
Facsimile No.: (901) 577-4234
Attention: Richard F. Mattern, Esq.

If to the Purchaser:	Brainlab AG
Kapellenstraβe 12
85622 Feldkirchen, Germany
Facsimile No: +49 89 99 15 68 33;
Attention: Joseph Doyle, Chief Financial Officer

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4          Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser at the time of the amendment, or, in the case of a waiver, by the party against whom enforcement of any such waiver provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5          Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any other Transaction Documents.

6.6          Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchaser at that time, except in the event of a merger or in connection with another entity acquiring all or substantially all of the Company’s assets. The Purchaser may assign its rights hereunder in whole or in part to any Person to whom the Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchaser.”

6.7          No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except each Purchaser Party is an intended third party beneficiary of Section 4.10.

6.8          Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretation, enforcement and defense of the

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transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.9           Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities pursuant to the Closing.

6.10         Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.11         Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12         Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligation within the period therein provided, then the Purchaser may, in its sole discretion, rescind or withdraw any such notice, demand or election in whole or in part, without prejudice to its future actions and rights, upon written notice to the Company prior to the Company’s performance of the related obligation.

6.13         Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or

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instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.14         Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.15         Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchaser pursuant to any Transaction Document or the Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed as of the date first indicated above.

MRI Interventions, Inc.

By:	/s/	Francis P. Grillo
Name:		Francis P. Grillo
Title:		President, CEO

BRAINLAB AG

By:	/s/	Joseph Doyle
Name:		Joseph Doyle
Title:		CFO

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

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